Name of Registrant:
Franklin Fund Allocator Series

File No. 811-07851

Exhibit Item No. 77C Matter Submitted to a Vote of Security Holders

I. The Board of Trustees of Franklin Fund Allocator Series
(the "Trust"), on behalf of LifeSmart Retirement Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	3,190,576	98.61%	58.29%	44,841	1.39%	0.82%
Terrence J. Checki	3,190,576	98.61%	58.29%	44,841	1.39%	0.82%
Mary C. Choksi	3,191,405	98.64%	58.30%	44,012	1.36%	0.80%
Edith E. Holiday	3,191,405	98.64%	58.30%	44,012	1.36%	0.80%
Gregory E. Johnson	3,190,302	98.61%	58.28%	45,115	1.39%	0.82%
Rupert H. Johnson, Jr.	3,190,576	98.61%	58.29%	44,841	1.39%	0.82%
J. Michael Luttig	3,190,576	98.61%	58.29%	44,841	1.39%	0.82%
Larry D. Thompson	3,190,576	98.61%	58.29%	44,841	1.39%	0.82%
John B. Wilson	3,190,576	98.61%	58.29%	44,841	1.39%	0.82%


Proposal 2. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
2,558,850	79.09%	46.75%	28,752	0.89%	92,466	2.86%	555,349	17.16%	Y

II. The Board of Trustees of Franklin Fund Allocator Series
(the "Trust"), on behalf of LifeSmart 2020 Retirement Target Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and again on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	2,396,126	99.49%	78.68%	12.197	0.51%	0.40%
Terrence J. Checki	2,396,126	99.49%	78.68%	12.197	0.51%	0.40%
Mary C. Choksi	2,396,126	99.49%	78.68%	12.197	0.51%	0.40%
Edith E. Holiday	2,396,126	99.49%	78.68%	12.197	0.51%	0.40%
Gregory E. Johnson	2,396,126	99.49%	78.68%	12.197	0.51%	0.40%
Rupert H. Johnson, Jr.	2,396,126	99.49%	78.68%	12.197	0.51%	0.40%
J. Michael Luttig	2,396,126	99.49%	78.68%	12.197	0.51%	0.40%
Larry D. Thompson	2,396,126	99.49%	78.68%	12.197	0.51%	0.40%
John B. Wilson	2,396,126	99.49%	78.68%	12.197	0.51%	0.40%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
1,756,409	72.93%	57.67%	32,805	1.36%	27,884	1.16%	591,225	24.55%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote
% Broker Non-Vote	Passed (Y or N)
1,775,125	73.71%	58.29%	12,950	0.54%	29,023	1.21%	591,225
24.55%	Y

III. The Board of Trustees of Franklin Fund Allocator Series
(the "Trust"), on behalf of LifeSmart 2025 Retirement Target Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and again on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	5,363,230	95.53%	53.35%	250,733	4.47%	2.49%
Terrence J. Checki	5,321,900	94.80%	52.94%	292,063	5.20%	2.91%
Mary C. Choksi	5,315,066	94.68%	52.88%	298,896	5.32%	2.97%
Edith E. Holiday	5,326,109	94.87%	52.99%	287,854	5.13%	2.86%
Gregory E. Johnson	5,362,407	95.52%	53.35%	251,556	4.48%	2.50%
Rupert H. Johnson, Jr.	5,308,903	94.57%	52.81%	305,060	5.43%	3.03%
J. Michael Luttig	5,363,684	95.54%	53.36%	250,278	4.46%	2.49%
Larry D. Thompson	5,363,230	95.53%	53.35%	250,733	4.47%	2.49%
John B. Wilson	5,363,684	95.54%	53.36%	250,278	4.46%	2.49%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
4,013,449	71.49%	39.93%	267,276	4.76%	232,812	4.15%	1,100,424
19.60%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
4,109,114	73.19%	40.88%	121,704	2.17%	278,721	5.04%	1,100,424
19.60%	Y


IV. The Board of Trustees of Franklin Fund Allocator Series
(the "Trust"), on behalf of LifeSmart 2030 Retirement Target Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and again on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	2,538,595	97.75%	73.21%	58,456	2.25%	1.69%
Terrence J. Checki	2,536,083	97.65%	73.13%	60,968	2.35%	1.76%
Mary C. Choksi	2,536,083	97.65%	73.13%	60,968	2.35%	1.76%
Edith E. Holiday	2,538,595	97.75%	73.21%	58,456	2.25%	1.69%
Gregory E. Johnson	2,538,595	97.75%	73.21%	58,456	2.25%	1.69%
Rupert H. Johnson, Jr.	2,538,595	97.75%	73.21%	58,456	2.25%	1.69%
J. Michael Luttig	2,536,083	97.65%	73.13%	60,968	2.35%	1.76%
Larry D. Thompson	2,538,595	97.75%	73.21%	58,456	2.25%	1.69%
John B. Wilson	2,536,083	97.65%	73.13%	60,968	2.35%	1.76%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
1,995,136	76.82%	57.53%	32,117	1.24%	48,511	1.87%	521,286	20.07%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
2,007,200	77.28%	57.88%	22,890	0.88%	45,855	1.77%	521,286	20.07%	Y

V. The Board of Trustees of Franklin Fund Allocator Series
(the "Trust"), on behalf of LifeSmart 2035 Retirement Target Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and again on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	5,225,827	98.26%	62.48%	92,654	1.74%	1.11%
Terrence J. Checki	5,223,293	98.21%	62.45%	95,188	1.79%	1.14%
Mary C. Choksi	5,223,399	98.21%	62.45%	95,082	1.79%	1.14%
Edith E. Holiday	5,222,371	98.19%	62.43%	96,110	1.81%	1.15%
Gregory E. Johnson	5,223,293	98.21%	62.45%	95,188	1.79%	1.14%
Rupert H. Johnson, Jr.	5,219,902	98.15%	62.40%	98,579	1.85%	1.18%
J. Michael Luttig	5,223,399	98.21%	62.45%	95,082	1.79%	1.14%
Larry D. Thompson	5,223,399	98.21%	62.45%	95,082	1.79%	1.14%
John B. Wilson	5,227,802	98.30%	62.50%	90,679	1.70%	1.08%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
3,717,927	69.91%	44.45%	187,157	3.52%	26,271	0.49%	1,387,124	26.08%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
3,788,603	71.23%	45.29%	35,179	0.66%	107,574	2.02%	1,387,124
26.08%	Y


VI. The Board of Trustees of Franklin Fund Allocator Series
(the "Trust"), on behalf of LifeSmart 2040 Retirement Target Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and again on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	1,942,497	99.54%	72.14%	9,008	0.46%	0.33%
Terrence J. Checki	1,942,417	99.53%	72.14%	9,088	0.47%	0.34%
Mary C. Choksi	1,931,263	98.96%	71.72%	20,243	1.04%	0.75%
Edith E. Holiday	1,931,182	98.96%	71.72%	20,323	1.04%	0.75%
Gregory E. Johnson	1,931,263	98.96%	71.72%	20,243	1.04%	0.75%
Rupert H. Johnson, Jr.	1,931,182	98.96%	71.72%	20,323	1.04%	0.75%
J. Michael Luttig	1,942,497	99.54%	72.14%	9,008	0.46%	0.33%
Larry D. Thompson	1,931,182	98.96%	71.72%	20,323	1.04%	0.75%
John B. Wilson	1,931,263	98.96%	71.72%	20,243	1.04%	0.75%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
1,625,398	83.29%	60.36%	4,158	0.21%	11,324	0.58%	310,626	15.92%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
1,625,398	83.29%	60.36%	4,377	0.22%	11,104	0.57%	310,626	15.92%	Y

VII. The Board of Trustees of Franklin Fund Allocator Series
(the "Trust"), on behalf of LifeSmart 2045 Retirement Target Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and again on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	3,483,630	97.50%	60.01%	89,383	2.50%	1.54%
Terrence J. Checki	3,483,630	97.50%	60.01%	89,383	2.50%	1.54%
Mary C. Choksi	3,483,630	97.50%	60.01%	89,383	2.50%	1.54%
Edith E. Holiday	3,483,630	97.50%	60.01%	89,383	2.50%	1.54%
Gregory E. Johnson	3,483,630	97.50%	60.01%	89,383	2.50%	1.54%
Rupert H. Johnson, Jr.	3,481,875	97.45%	59.98%	91,137	2.55%	1.57%
J. Michael Luttig	3,481,875	97.45%	59.98%	91,137	2.55%	1.57%
Larry D. Thompson	3,481,875	97.45%	59.98%	91,137	2.55%	1.57%
John B. Wilson	3,482,210	97.46%	59.98%	90,802	2.54%	1.56%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
2,317,288	64.86%	39.92%	237,615	6.65%	53,728	1.50%	964,381	26.99%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
2,543,856	71.20%	43.82%	10,001	0.22%	54,774	1.53%	964,381	26.99%	Y

VII. The Board of Trustees of Franklin Fund Allocator Series
(the "Trust"), on behalf of LifeSmart 2050 Retirement Target Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and again on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	1,499,974	99.94%	66.85%	902	0.06%	0.04%
Terrence J. Checki	1,499,974	99.94%	66.85%	902	0.06%	0.04%
Mary C. Choksi	1,499,856	99.93%	66.85%	1,021	0.07%	0.05%
Edith E. Holiday	1,500,040	99.94%	66.86%	836	0.06%	0.04%
Gregory E. Johnson	1,499,922	99.94%	66.85%	955	0.06%	0.04%
Rupert H. Johnson, Jr.	1,499,856	99.93%	66.85%	1,021	0.07%	0.05%
J. Michael Luttig	1,498,939	99.87%	66.81%	1,937	0.13%	0.09%
Larry D. Thompson	1,500,040	99.94%	66.86%	836	0.06%	0.04%
John B. Wilson	1,499,005	99.88%	66.81%	1,871	0.12%	0.08%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
1,295,693	86.33%	57.75%	3,793	0.25%	836	0.06%	200,554	13.36%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
1,286,839	85.74%	57.35%	1,035	0.07%	12,448	0.83%	200,554	13.36%	Y


VIII. The Board of Trustees of Franklin Fund Allocator Series
(the "Trust"), on behalf of LifeSmart 2055 Retirement Target Fund
(the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway,
San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and again on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	437,966	85.32%	58.51%	75,366	14.68%	10.07%
Terrence J. Checki	437,966	85.32%	58.51%	75,366	14.68%	10.07%
Mary C. Choksi	437,399	85.21%	58.43%	75,933	14.79%	10.14%
Edith E. Holiday	437,966	85.32%	58.51%	75,366	14.68%	10.07%
Gregory E. Johnson	437,966	85.32%	58.51%	75,366	14.68%	10.07%
Rupert H. Johnson, Jr.	437,399	85.21%	58.43%	75,933	14.79%	10.14%
J. Michael Luttig	437,399	85.21%	58.43%	75,933	14.79%	10.14%
Larry D. Thompson	437,966	85.32%	58.51%	75,366	14.68%	10.07%
John B. Wilson	437,966	85.32%	58.51%	75,366	14.68%	10.07%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
414,270	80.70%	55.34%	10,718	2.09%	556	0.11%	87,788	17.10%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
414,129	80.67%	55.32%	10,520	2.05%	895	0.17%	87,788	17.10%	Y